UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2007

NPS PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-23272	87-0439579
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 Hills Drive, 3rd Floor

Bedminster, NJ 07921

(Address of principal executive offices)

(908) 450-5300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On November 9, 2007, Mr. Gerard D. Michel resigned as Chief Financial Officer of the Company, effective November 19, 2007. Mr. Michel will serve as a consultant to the Company on an as-needed basis to ensure a smooth transition of his responsibilities.

(c) On November 13, 2007, NPS Pharmaceuticals, Inc. (“NPS” or the “Company”) issued a press release announcing the appointment of Mr. Luke M. Beshar as Senior Vice President and Chief Financial Officer of the Company, effective November 20, 2007. A copy of the press release is attached hereto as Exhibit 99.1. Prior to joining the Company, Mr. Beshar, age 49, served as Executive Vice President and Chief Financial Officer of Cambrex Corporation since December 2002. Before joining Cambrex, Mr. Beshar served as Senior Vice President and Chief Financial Officer of Dendrite International from January 2002 to December 2002.

On November 13, 2007, Mr. Beshar agreed to the terms of the Company’s offer letter which provides for a minimum annual salary of $335,000 and a bonus of $15,000 for the year ended December 31, 2007. Under the terms of the offer letter, Mr. Beshar will be eligible to participate in the Company’s 2007 Short Term Incentive Plan beginning January 1, 2008 at an annual incentive target of 35% of his base salary. Mr. Beshar will also receive an initial grant of 200,000 incentive stock options under the Company’s 2005 Omnibus Incentive Plan (the “2005 Plan”), and will be eligible to receive 45,500 options annually under the 2005 Plan, granted at the discretion of the Board of Directors in four equal quarterly installments. Options granted under the 2005 Plan vest over a period of four years following the date of grant, with 28% vesting on the first anniversary of the date of grant and 2% vesting each month thereafter. Mr. Beshar’s offer letter provides that he is eligible to receive severance benefits, including under the Company’s Change in Control Severance Pay Plan. He is also eligible to participate in the Company’s 401K plan and to receive medical and other benefits coverage available to the Company’s U.S. employees. The foregoing description of the terms of Mr. Beshar’s employment is a summary only and is qualified in its entirety by reference to the full terms of the offer letter, which will be filed as an exhibit to the Company’s Form 10-K for the year ended December 31, 2007.

The company is not aware of any relationship or transaction requiring disclosure herein pursuant to Item 401(d) or Item 404(a) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

The following exhibit is filed with this Report on Form 8-K:

Exhibit No.	Description

99.1	Press release, dated November 13, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NPS PHARMACEUTICALS, INC.

Date:	November 14, 2007	By:	/s/ Val R. Antczak
Val R. Antczak, Senior Vice President, Legal Affairs, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

99.1	Press release, dated November 13, 2007